UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

BOLT BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39988	47-2804636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive
Redwood City, California		94063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 665-9295

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BOLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Lease Agreement Amendment

On October 1, 2026, Bolt Biotherapeutics, Inc. (the “Company”) entered into the Second Amendment to Lease (the “Second Lease Amendment”) with HCP LS Redwood City LLC, as landlord (the “Landlord”). The Second Lease Amendment amends that certain lease agreement, dated August 7, 2020, as previously amended (the “Chesapeake Master Lease”), by and between the Landlord and the Company, relating to the Company’s corporate office, laboratory and vivarium facilities located at 800 and 900 Chesapeake Drive, Redwood City, California (collectively, the “Premises”).

Pursuant to the execution of the Second Lease Amendment, the Company paid the Landlord $1.0 million and acknowledged, and agreed, that the Landlord has the right to draw the existing $1.5 million letter of credit in its entirety. The Company and the Landlord also agreed to an accelerated lease expiration date of December 31, 2027, or earlier following the closing of a financing or other strategic transaction of the Company (a "Corporate Transaction"). The Second Lease Amendment provides that, upon the closing of a Corporate Transaction, the Company will pay the Landlord an additional $4.5 million termination payment (the “Termination Payment”). Effective October 1, 2026, the Company's ongoing rent and operating expense obligations for the Premises are not significant. The Company will continue to maintain its existing sublease arrangements with respect to portions of the 800 Building and will remit to the Landlord 100% of the sublease rent and common area maintenance payments received from each subtenant.

The Company is evaluating the accounting effects of the Second Lease Amendment. The foregoing description of the Second Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Lease Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bolt Biotherapeutics, Inc.

Date:	October 6, 2026	By:	/s/ William P. Quinn
William P. Quinn President, Chief Executive Officer and Chief Financial Officer